SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported) September 9, 2004

AUTONATION, INC.

(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE	1-13107	73-1105145

(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 S.E. 6th Street
Ft. Lauderdale, Florida 33301

(Address Of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code (954) 769-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

On September 9, 2004, AutoNation, Inc. (the “Company”) issued a press release announcing plans to implement a streamlined regional management structure that is designed to generate improved efficiency and management effectiveness. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC. (Registrant)

By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Senior Vice President, General Counsel and Secretary

Dated: September 9, 2004

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INDEX TO EXHIBITS

Exhibit	Exhibit
Number	Description
99.1	Press Release dated September 9, 2004 issued by AutoNation, Inc.

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